UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2018

Discovery Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34177	35-2333914
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

One Discovery Place Silver Spring, Maryland	20910
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 240-662-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD.
On March 5, 2018, Discovery Communications, Inc. issued a press release announcing Discovery Communications, LLC (“DCL”) commenced, subject to the terms and conditions set forth in the confidential Offering Memorandum and Consent Solicitation Statement dated March 5, 2018, offers to exchange any and all outstanding senior notes issued by Scripps Networks Interactive, Inc. for newly issued senior notes issued by DCL.
A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8‑K.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release dated March 5, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Communications, Inc.

Date: March 5, 2018	By:	/s/ Bruce Campbell
Bruce Campbell Chief Development, Distribution & Legal Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated March 5, 2018.

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